Offerings - Offering: 1	Aug. 28, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 28,158,703.12
Fee Rate	0.01381%
Amount of Registration Fee	$ 3,888.72
Offering Note	(1) Calculated as the aggregate maximum purchase price for limited liability company interests ("Shares") of Audax Private Credit Fund, LLC (the "Fund"), based upon the net asset value per Share as of June 30, 2026, of $24.56. This amount is based upon the offer to purchase up to 1,146,527 Shares, par value $0.001 per Share. (2) Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.